               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 FORM 8-K/A-1

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  June 28, 1996
                                                          -------------

                               Memry Corporation
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                               ----------------
                         (State or other jurisdiction
                               of incorporation)

                           0-14068             06-1084424
                    ---------------------------------------
                         (Commission         (IRS Employer
                         File Number)      Identification No.)


               57 Commerce Drive, Brookfield, Connecticut  06804
            ------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code (203) 740-7311
                                                         ----------------

- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



                                                              Page 1 of 15 pages

     The Current Report on Form 8-K of Memry Corporation initially filed with the Securities and Exchange Commission (the "Commission") on July 15, 1996, is hereby amended by this Form 8-K/A as follows:

     Subsections (a) and (b) of ITEM 7 -- FINANCIAL STATEMENTS AND EXHIBITS are hereby amended in their entirety to read as follows:

     (a) Financial Statements of the Business Acquired
         --------------------------------------------

     The following financial statements of the business acquired on June 28, 1996 from Raychem Corporation are filed in this report:

     Report of Independent Accountants
        dated August 30, 1996

     Statement of Assets Acquired
        as of June 28, 1996

     Statements of Operations
        for years ended June 30, 1996 and 1995

     Notes to Statements of Assets Acquired and Statements of Operations

     (b) Pro Forma Financial Information
         -------------------------------

     The following pro forma consolidated statements of operations reflecting the business acquired on June 28, 1996 from Raychem Corporation are filed in this report:

     Pro Forma Consolidated Statement of Operations
        (unaudited) for year ended June 30, 1995

     Pro Forma Consolidated Statement of Operations
        (unaudited) for year ended June 30, 1996

     Notes to Pro Forma Financial Information

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MEMRY CORPORATION



Date: September 13, 1996                   By: /s/ James G. Binch
                                              --------------------
                                              James G. Binch
                                              Title: President

                       Report of Independent Accountants


   To the Board of Directors of
      Raychem Corporation

   We have audited the accompanying statement of assets acquired of the Nickel-Titanium Alloy Product Line (the "Product Line") of the Electronics Business Segment of Raychem Corporation as of June 28, 1996, and the statements of operations of the Product Line for each of the two years in the period ended June 30, 1996. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   The accompanying statements were prepared solely to present the assets of the Product Line acquired by Memry Corporation and the statements of operations of the Product Line for each of the two years in the period ended June 30, 1996, in order to comply with the requirements of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Memry Corporation) as described in Note 1 and are not intended to be a complete presentation of the assets and liabilities of the Product Line.

   In our opinion, the statements referred to above present fairly, in all material respects, the assets acquired of the Product Line at June 28, 1996 and the results of operations of the Product Line for each of the two years in the period ended June 30, 1996, in conformity with generally accepted accounting principles.

   As discussed in Notes 1 and 3 to the statements, the Product Line has had extensive transactions and relationships with its parent, Raychem Corporation. It is possible that the terms of these transactions are not the same as those which would result from transactions among wholly unrelated parties.


   /s/ Price Waterhouse LLP

   San Jose, California
   August 30, 1996

Nickel-Titanium Alloy Product Line
(A Business Unit of Raychem Corporation)
Statement of Assets Acquired
June 28, 1996
- --------------------------------------------------------------------------------

Assets acquired:

  Inventory                                 $1,393,000
  Property and equipment, net                1,681,000
                                            ----------

                                            $3,074,000
                                            ==========

See accompanying notes to statement of assets acquired and statements of operations.

Nickel-Titanium Alloy Product Line
(A Business Unit of Raychem Corporation)
Statements of Operations
- --------------------------------------------------------------------------------


                                               For the Year Ended
                                                    June 30,
                                              1996             1995

Revenues                                  $11,169,000      $ 6,238,000

Cost of goods sold                          4,897,000        3,856,000
                                           ----------      -----------

Gross profit                                6,272,000        2,382,000
                                           ----------      -----------

Operating expenses:

  Research and development                  1,884,000        2,035,000
  Selling and marketing                     1,427,000        1,314,000
  General and administrative                1,051,000        1,643,000
  Restructuring charge                        678,000          280,000
                                           ----------      -----------

                                            5,040,000        5,272,000
                                           ----------      -----------

Income (loss) before income taxes           1,232,000       (2,890,000)

Provision for income taxes                     40,000                -
                                           ----------      -----------

Net income (loss)                          $1,192,000      $(2,890,000)
                                           ==========      ===========

See accompanying notes to statement of assets acquired and statements of operations.

Nickel-Titanium Alloy Product Line
(A Business Unit of Raychem Corporation)
Notes to Statement of Assets Acquired and Statements of Operations
- --------------------------------------------------------------------------------

1.  Basis of Presentation

    Raychem Corporation ("Raychem") invents, makes and sells high-performance products based on its expertise in materials science, product design and process engineering. Raychem serves customers that fall into three business segments --industrial, electronics and telecommunications. The nickel-titanium alloy product line (the "Product Line") has operated as part of the electronics business segment ("Electronics"). The Product Line has been engaged in designing, developing, processing, manufacturing and marketing nickel-titanium alloy components for OEM applications. All activities of the Product Line were combined with Electronics' other activities for purposes of both external and internal reporting and, therefore, except for inventory, property and equipment, net and statement of operations information which was maintained at the Product Line level, separate financial statement information for the Product Line is not available. The accompanying financial information presents the net book value of the assets of the Product Line acquired by Memry Corporation ("Memry") on June 28, 1996. This information is not intended to be a complete presentation of the assets and liabilities of the Product Line. The accompanying statements of operations for the two years ended June 30, 1996 were prepared to comply with the requirements of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Memry).

    The accompanying financial information has been prepared from the historical accounting records of Raychem and does not purport to reflect the assets and liabilities or results of operations that would have resulted if the Product Line had operated as an unaffiliated independent company. The financial information presented is based on Raychem's historical cost and does not give consideration to the adjustments that will result from Memry's acquisition. Since only certain assets are being acquired and no liabilities are being assumed by Memry, a statement of cash flows is not applicable. On June 28, 1996, the assets of the Product Line reflected in the accompanying Statement of Assets Acquired were acquired by Memry for $4 million in cash, and warrants which provide Raychem the right to acquire up to 1,250,000 shares of Memry common stock at $2.00 per share and up to 1,130,000 shares of Memry common stock at $0.01 per share. In addition, pursuant to a private label/distribution agreement entered into between Raychem and Memry concurrent with the acquisition, Raychem will be the exclusive distributor for an initial term of five years for non-implant applications of products in the Product Line to certain customers which comprised approximately 70% of fiscal 1996 revenues. Sales to Raychem under the distributor agreement will be discounted to allow Raychem to recover its sales and marketing expenses and to realize a profit upon resale of such products to its customers.

Nickel-Titanium Alloy Product Line
(A Business Unit of Raychem Corporation)
Notes to Statement of Assets Acquired and Statements of Operations
- --------------------------------------------------------------------------------

    The accompanying Statements of Operations reflect the "carved-out" results of operations of the Product Line as if the Product Line had been operating as a separate company. Certain corporate, general and administrative expenses of Raychem have been allocated to the Product Line (discussed in Note 3) on various bases which, in the opinion of management, are reasonable. However, such expenses are not necessarily indicative of, and it is not practicable for management to estimate the level of, expenses which might have been incurred had the Product Line been operating as a separate company.

    The preparation of the accompanying statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, revenues and expenses. Actual results could differ from those estimates.


2.  Summary of Significant Accounting Policies

    Revenue Recognition
    The Product Line recognizes revenue upon shipment of product. Bad debt expense is included as an element of general and administrative expenses in the accompanying statements of operations and was not material for the periods presented.

    For the year ended June 30, 1996, revenues from two customers represented 32% and 17% of total revenues. For the year ended June 30, 1995, revenues from one customer represented 41% of total revenues. Revenues from shipments to customers outside the United States, primarily in Europe and Asia, represented 38% and 24% of total revenues for the years ended June 30, 1996 and 1995, respectively. Revenues from sales to European customers represented 33% and 16% of total revenues for the years ended June 30, 1996 and 1995, respectively. All sales are denominated in U.S. dollars.

    Inventory
    Inventory is stated at the lower of cost (first-in, first-out method) or market. The cost of inventory includes material, labor and manufacturing overhead.

Nickel-Titanium Alloy Product Line
(A Business Unit of Raychem Corporation)
Notes to Statement of Assets Acquired and Statements of Operations
- --------------------------------------------------------------------------------

    Property and equipment
    Machinery and equipment, and leasehold improvements are stated at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets, generally three to ten years, or the life of the lease, whichever is shorter. Depreciation and amortization expense related to the property and equipment acquired by Memry totaled $569,000 and $552,000 for the years ended June 30, 1996 and 1995, respectively.

    Income taxes
    The results of the Product Line's operations are included in Raychem's consolidated U.S. federal and applicable state income tax returns. The provision for income taxes of $40,000 recorded for the year ended June 30, 1996 primarily represents alternative minimum taxes the Product Line would have provided on a standalone basis. No current provision or benefit for income taxes would have been provided on a standalone basis for the year ended June 30, 1995 as the Product Line incurred a net operating loss for income tax purposes and had no carryback potential. In addition, no deferred provision or benefit for income taxes would have been recorded on a standalone basis for fiscal 1995 as the Product Line was in a net deferred tax asset position for which a full valuation allowance would have been provided.

    Earnings per share
    Since there is no separate capitalization, nor are any shares of stock specifically attributable to the Product Line upon which a per share calculation can be based, earnings per share data is not presented in the accompanying statements.


3.  Relationship and Transactions with Raychem Corporation

    The statements of operations include allocations to the Product Line of certain administrative costs incurred by Raychem Corporation related to facilities, sales, purchasing, human resources, management information systems, accounting, credit and certain other corporate expenses. For the years ended June 30, 1996 and 1995, these allocated costs were $3,049,000 and $2,285,000, respectively.

    In the opinion of management, these allocations of expenses were made on a reasonable basis. However, they are not necessarily indicative of the level of expenses which may have been experienced on a standalone basis. The

Nickel-Titanium Alloy Product Line
(A Business Unit of Raychem Corporation)
Notes to Statement of Assets Acquired and Statements of Operations
- --------------------------------------------------------------------------------

    amounts that would have or will be incurred on a separate company basis could differ significantly from the allocated amounts due to economies of scale, differences in management and/or operational practices or other factors.


4.  Details of Inventory and Property and Equipment

    Inventory consists of the following:

       Raw materials                                     $  204,000
       Work in progress                                   1,037,000
       Finished goods                                       152,000
                                                         ----------
                                                         $1,393,000
                                                         ==========

    Property and equipment consist of the following:

       Machinery and equipment                           $2,636,000
       Leasehold improvements                             2,050,000
                                                         ----------
                                                          4,686,000
       Less accumulated depreciation and amortization    (3,005,000)
                                                         ----------
                                                         $1,681,000
                                                         ==========

5.  Restructuring Charges

    During the year ended June 30, 1996, the Product Line recorded a restructuring charge totaling $678,000. The restructuring charge primarily represents severance costs for employees that will not be retained by Memry or Raychem. In addition, during the year ended June 30, 1995, the Product Line recorded a restructuring charge totaling $280,000, primarily representing severance costs for employees of the Product Line, in connection with steps taken by Raychem to streamline its operations.

                        Pro Forma Financial Information
                        -------------------------------

     The accompanying unaudited pro forma consolidated statements of operations are presented to illustrate the effect of the June 28, 1996 acquisition by Memry Corporation of Raychem Corporation's Nickel-Titanium Alloy Product Line on Memry Corporation's Statements of Operations for the fiscal years ended June 30, 1995 and 1996, as if such acquisition had occurred at July 1, 1994. While Memry's stand-alone results of operations for the fiscal year ended June 30, 1995 have been audited, the audit on Memry's results of operations for the fiscal year ended June 30, 1996, has not yet been completed, and there can be no assurances that the final audited results may not vary from the unaudited results set forth herein.

     The accompanying unaudited pro forma consolidated statements of operations should be read in conjunction with the notes thereto appearing immediately following the statements. The pro forma consolidated statements of operations are presented for informational purposes only and are not necessarily indicative of what actual results would have been had the acquisition taken place on July 1, 1994, nor do they purport to represent results of future operations of Memry.

                        PRO FORMA FINANCIAL INFORMATION

                       MEMRY CORPORATION AND SUBSIDIARY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JUNE 30, 1995
                                  (UNAUDITED)

                                                            Pro Forma
                                                            Adjustments
                                                    ----------------------------
                                       Historical     Raychem           Other       Pro Forma
                                      -----------   -----------  --  -----------   -----------
PRODUCT SALES                          $4,729,000    $6,238,000   A  ($1,268,000)   $9,699,000

COST OF SALES                           4,147,000     3,856,000   B     (775,000)
                                                                  C     (267,000)
                                                                  D      335,000     7,296,000
                                      -----------   -----------      -----------   -----------
   Gross profit                           582,000     2,382,000         (561,000)    2,403,000

OPERATING EXPENSES
   General, selling and administrative  2,374,000     2,957,000   B   (1,461,000)
                                                                  C      (12,000)
                                                                  E     (884,000)
                                                                  F      496,000
                                                                  D      574,000     4,044,000

   Research and development                  -        2,035,000   B      (49,000)
                                                                  C      (25,000)
                                                                  E   (1,609,000)
                                                                  F       85,000
                                                                  D       50,000       487,000

   Depreciation and amortization          240,000          -      G      591,000       831,000

   Restructuring charge                      -          280,000   J     (280,000)         -
                                      -----------   -----------      -----------   -----------
   Total operating expenses             2,614,000     5,272,000       (2,524,000)    5,362,000
                                      -----------   -----------      -----------   -----------
OPERATING INCOME (LOSS)                (2,032,000)   (2,890,000)       1,963,000    (2,959,000)
   Interest expense, net                  360,000          -                -          360,000
                                      -----------   -----------      -----------   -----------
INCOME (LOSS) BEFORE INCOME TAXES      (2,392,000)   (2,890,000)      $1,963,000    (3,319,000)

                                      -----------   -----------      -----------   -----------

   Provision for income taxes                -             -                -             -
                                      -----------   -----------      -----------   -----------
NET INCOME (LOSS)                     ($2,392,000)  ($2,890,000)     $ 1,963,000   ($3,319,000)
                                      ===========   ===========      ===========   ===========

Average Shares Outstanding
Including Common Stock Equivalents      5,353,222       -         I    2,000,000     7,353,222


LOSS PER SHARE                             ($0.45)                                      ($0.45)
                                      ===========   ===========      ===========   ===========

                        PRO FORMA FINANCIAL INFORMATION

                      MEMRY CORPORATION AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JUNE 30, 1996
                                  (UNAUDITED)


                                                            Pro Forma
                                                            Adjustments
                                                    ----------------------------
                                       Historical     Raychem           Other       Pro Forma
                                      -----------   -----------  --  -----------   -----------

PRODUCT SALES                          $3,691,000   $11,169,000  A   ($2,804,000)  $12,056,000

COST OF SALES                           3,323,000     4,897,000  B      (830,000)
                                                                 C      (283,000)
                                                                 D      (329,000)    7,436,000
                                      -----------   -----------        ----------- -----------
   Gross profit                           368,000     6,272,000       (2,020,000)    4,620,000

OPERATING EXPENSES
   General, selling and administrative  2,123,000     2,478,000  B    (1,864,000)
                                                                 C       (58,000)
                                                                 E      (548,000)
                                                                 F       436,000
                                                                 D       572,000     3,139,000

   Research and development                   -       1,884,000  B      (356,000)
                                                                 C       (28,000)
                                                                 E    (1,132,000)
                                                                 F        85,000
                                                                 D        50,000       503,000

   Depreciation and amortization           90,000          -     G       591,000       681,000

   Restructuring charge                      -          678,000  J      (678,000)       -
                                      -----------   -----------      -----------   -----------
   Total operating expenses             2,213,000     5,040,000       (2,930,000)    4,323,000
                                      -----------   -----------      -----------   -----------
OPERATING INCOME (LOSS)                (1,845,000)    1,232,000          910,000       297,000

   Interest expense, net                  297,000          -                -          297,000
                                      -----------   -----------      -----------   -----------
INCOME (LOSS) BEFORE INCOME TAXES      (2,142,000)    1,232,000          910,000          -
                                      -----------   -----------      -----------   -----------

   Provision for income taxes                -           40,000  H        30,000        70,000
                                      -----------   -----------      -----------   -----------
NET INCOME (LOSS)                     ($2,142,000)   $1,192,000         $880,000      ($70,000)
                                      ===========   ===========      ===========   ===========

Average Shares Outstanding Including
   Common Stock Equivalents             8,280,452          -     I     1,995,838    10,276,290


LOSS PER SHARE                             ($0.26)                                      ($0.01)
                                      ===========   ===========      ===========   ===========

             Notes to the Unaudited Pro Forma Financial Information
             ------------------------------------------------------

A Pursuant to an agreement between Memry Corporation ("Memry") and Raychem Corporation ("Raychem"), Raychem will act as Memry's exclusive distributor for certain products within a defined Field of Use, and Memry will sell such products to Raychem at a discount from the anticipated resale price by Raychem to its customers. Because the historical information reflects sales by Raychem to its customers, the adjustment reflects the discount at which Memry would have sold such products to Raychem.

B To reflect the elimination of Raychem's corporate allocations which include sales, marketing and distribution costs relating to the sale of certain products now sold to Raychem pursuant to the agreement as described in Note A above. Pursuant to Note D, pro forma Memry corporate allocations are provided for.

C To reflect the elimination of Raychem's depreciation expenses. Pursuant to Note G, depreciation and amortization in the manner that Memry will be depreciating and amortizing the property acquired from Raychem is provided for.

D    To provide for Memry's corporate allocations.  See also Note B above.

E To reflect the elimination of all Raychem's payroll expenses. Pursuant to Note F, pro forma Memry payroll expenses are provided for. Much of the eliminated payroll relates to research and development activities relating to certain medical applications which were not acquired by Memry.

F To provide for Memry's pro forma payroll expenses to operate the acquired business, based upon actual post-acquisition costs. See also Note E above.

G To provide for Memry's pro forma depreciation and amortization of the assets acquired from Raychem. This includes: depreciation of $2,700,000 of machinery and equipment over an estimated annual life of 7 years, for $385,714 per year; (ii) amortization of $2,000,000 of patents and patent rights over an estimated useful life of 15 years, for $133,333 per year;
     (iii) amortization of $321,500 of acquisition costs over an estimated useful life of 15 years, for $21,433 per year; (iv) amortization of $36,000 of deferred financing costs over the 5 year life of the related debt, for $7,200 per year; and (v) amortization of $666,779 of acquired goodwill over 15 years, for $44,452 per year.

H To provide for the difference between (i) $70,000 of California state income taxes, which would have been recorded based on the pro forma profitability of Memry's California operations, minus (ii) the $40,000 of federal alternative minimum taxes recorded by Raychem (which would not have been recorded due to Memry's operating losses on a pro forma basis).

I To treat the sale of 2,000,000 shares of Memry's Common Stock that occurred on June 28, 1996, in order to finance the acquisition as if the sale had occurred on July 1, 1994. The pro forma adjustment for fiscal 1996 is less than 2,000,000 shares because the shares were included in actual numbers for the last three days of fiscal 1996.

J    To reflect the elimination of restructuring charges taken by Raychem.